UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2020

Chicken Soup for the Soul Entertainment Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81- 2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CSSE	The Nasdaq Stock Market LLC
9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.0001 par value per share	CSSEP	The Nasdaq Stock Market LLC
9.50% Notes due 2025	CSSEN	The Nasdaq Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on May 14, 2019, Chicken Soup for the Soul Entertainment Inc. (the “Company”) created a joint venture entity, Crackle Plus, LLC (the “JV”) with CPE Holdings, Inc. (“CPEH”), an affiliate of Sony Pictures Television Inc., and, as consideration for contributions made to the JV, the Company received 99,000 units of common equity of the JV (“Common Units”) and CPEH received 1,000 Common Units and 37,000 units of preferred equity of the JV (“Preferred Units”) and certain warrants of the Company. The Amended and Restated Limited Liability Company Operating Agreement of Crackle Plus (“JV Operating Agreement”) provides that from May 14, 2020 to November 14, 2020, CPEH will have the right (i) to convert its all of its Preferred Units into such number of Common Units that will provide CPEH with a 49% interest in the JV (“Conversion Right”) or (ii) to require the Company to purchase all of CPEH’s Common Units and Preferred Units, for cash or the issuance of the Company’s 9.75% Series A Cumulative Redeemable Perpetual Preferred Shares (“Put Option”). Subject to certain limitations, the JV Operating Agreement provides that in the event that CPEH has not exercised the Conversion Right or Put Option Conversion Right on or before November 14, 2020, CPEH shall be deemed to have automatically exercised the Put Option on November 14, 2020.

On November 12, 2020, the Company and CPEH entered into an amendment (“Amendment”) to the JV Operating Agreement to extend the date by which CPEH must exercise the Conversion Right or Put Right by thirty (30) days, from November 14, 2020 to December 14, 2020.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the Amendment to the Operating Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On November 12, 2020, the Company issued a press release announcing the foregoing, a copy of which is furnished as Exhibit 99.1 hereto. The information set forth in this Item 7.01, including the text of the press release attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Amendment to Operating Agreement.

99.1	Press Release dated November 12, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2020	CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

	By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer